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                                                                   Exhibit 10.2




                        [ALLEN ALLEN & HEMSLEY LETTERHEAD]




                           WESTPAC BANKING CORPORATION
                                    (Westpac)


                        THE MORTGAGE COMPANY PTY LIMITED
                                   (Servicer)


                    WESTPAC SECURITIES ADMINISTRATION LIMITED
                                    (Trustee)




                          WESTPAC SECURITISATION TRUSTS
                               SERVICING AGREEMENT
                       SERIES 1998-1G AMENDMENT AGREEMENT








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                              TABLE OF CONTENTS



1.       DEFINITIONS AND INTERPRETATION ............................ 1

         1.1      Definitions ...................................... 1
         1.2      Interpretation ................................... 1

2.       AMENDMENT ................................................. 1

3.       AMENDMENTS LIMITED ........................................ 4

4.       GOVERNING LAW ............................................. 4

5.       COUNTERPARTS .............................................. 4



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             SERVICING AGREEMENT SERIES 1998-1G AMENDMENT AGREEMENT



AGREEMENT dated             1998 between

1. WESTPAC BANKING CORPORATION (ARBN 007 457 141) incorporated in New South Wales of 60 Martin Place, Sydney in its capacity as an Approved Seller to the Series 1998-1G WST Trust (Westpac);

2. THE MORTGAGE COMPANY PTY LIMITED (ACN 070 968 302) incorporated in the Australian Capital Territory of Level 6, 228 Pitt Street, Sydney as servicer of the Series 1998-1G WST Trust (the Servicer); and

3. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) incorporated in New South Wales of Level 10, 130 Pitt Street, Sydney as trustee of the Series 1998-1G WST Trust (the Trustee).


RECITALS

A. The Trustee, Westpac and the Servicer are parties to a Servicing Agreement dated 18 February 1997 (the Servicing Agreement).

B. The Trustee, Westpac and the Servicer wish to amend the Servicing Agreement so far as the Servicing Agreement relates to the Trust, in the manner set out in this agreement.

IT IS AGREED as follows

1.         DEFINITIONS AND INTERPRETATION

1.1        Definitions

           Definitions in the Servicing Agreement apply in this agreement unless the context requires otherwise or the relevant term is defined in this agreement, but Trust means the Series 1998-1G WST Trust constituted under the Master Trust Deed and the Series Notice dated on or about the date of this agreement.

1.2        Interpretation

           Clause 1.2 of the Servicing Agreement applies as if incorporated in this agreement.

2.         AMENDMENT

           The Servicing Agreement is amended so far as it relates to the Trust as follows.

           (a) The definition of Custody Transfer Trigger in clause 1.1 of the Servicing Agreement is deleted and replaced with the following definition.

                       "Custody Transfer Trigger means any of the following events:

                       (a)          a Further Audit resulting in an adverse
                                    report;

                       (b) the long term credit rating of the holding company of the Servicer that is downgraded:

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                                    (i)         below BBB by S&P; or

                                    (ii)        below Baa2 by Moody's; or

                                    (iii)       below BBB by Fitch IBCA; or

                       (c) the Servicer is in default under a servicing agreement between it and any other person, and by reason of the default that other person removes any documents in the Servicer's custody under the servicing agreement where that person would otherwise not have been entitled to do so."

           (b) The definition of Servicer Transfer Event in clause 1.1 of the Servicing Agreement is amended by deleting the number "10" in paragraph (b) and inserting the number "5".

           (c) Clause 1.3 of the Servicing Agreement is deleted and replaced with the following new clause.

                       "1.3         Limitation of liability of the Trustee

                       (a)          General

                                    Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee under this agreement.

                       (b) Liability of Trustee limited to its right of indemnity

                                    (i)     This agreement applies to the
                                            Trustee only in its capacity as
                                            trustee of the Trust and in no other
                                            capacity. A liability arising under
                                            or in connection with this agreement
                                            or the Trust can be enforced against
                                            the Trustee only to the extent to
                                            which it can be satisfied out of
                                            property of the Trust out of which
                                            the Trustee is actually indemnified
                                            for the liability. This limitation
                                            of the Trustee's liability applies
                                            despite any other provision of this
                                            agreement and extends to all
                                            liabilities and obligations of the
                                            Trustee in any way connected with
                                            any representation, warranty,
                                            conduct, omission, agreement or
                                            transaction related to this
                                            agreement or the Trust.

                                    (ii)    The parties other than the Trustee
                                            may not sue the Trustee in any
                                            capacity other than as trustee of
                                            the Trust or seek the appointment of
                                            a receiver (except under the
                                            Security Trust Deed), or a
                                            liquidator, an administrator or any
                                            similar person to the Trustee or
                                            prove in any liquidation,
                                            administration or arrangements of or
                                            affecting the Trustee.

                                    (iii)   The provisions of this clause 1.3
                                            shall not apply to any obligation or
                                            liability of the Trustee to the
                                            extent that it is not satisfied
                                            because under a Transaction Document
                                            or by operation of law there is a
                                            reduction in the extent of the
                                            Trustee's indemnification out of the
                                            Assets of the Trust as a result of
                                            the Trustee's fraud, negligence or
                                            breach of trust.

                                    (iv)    It is acknowledged that the Trust
                                            Manager, the Servicer, the Note
                                            Trustee, the Principal Paying Agent,
                                            the other Paying Agents and the
                                            Agent Bank (each a Relevant Party)
                                            are responsible under this agreement
                                            and the other Transaction Documents
                                            for performing a variety of
                                            obligations relating to

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                                            the Trust. No act or omission of the
                                            Trustee (including any related
                                            failure to satisfy its obligations
                                            under this agreement) will be
                                            considered fraud, negligence or
                                            breach of trust of the Trustee for
                                            the purpose of sub-paragraph (iii)
                                            to the extent to which the act or
                                            omission was caused or contributed
                                            to by any failure by any Relevant
                                            Party or any other person who
                                            provides services in respect of the
                                            Trust (other than a person who has
                                            been delegated or appointed by the
                                            Trustee and for whom the Trustee is
                                            responsible under this agreement or
                                            the relevant Transaction Documents,
                                            but excluding any Relevant Party) to
                                            fulfil its obligations relating to
                                            the Trust or by any other act or
                                            omission of a Relevant Party or any
                                            other person who provides services
                                            in respect of the Trust (other than
                                            a person who has been delegated or
                                            appointed by the Trustee and for
                                            whom the Trustee is responsible
                                            under this agreement or the relevant
                                            Transaction Documents, but excluding
                                            any Relevant Party).

                                    (v)     No attorney, agent, receiver or
                                            receiver and manager appointed in
                                            accordance with this agreement or
                                            any other Transaction Documents
                                            (including a Relevant Party) has
                                            authority to act on behalf of the
                                            Trustee in a way which exposes the
                                            Trustee to any personal liability
                                            and no act or omission of any such
                                            person will be considered fraud,
                                            negligence or breach of trust of the
                                            Trustee for the purpose of
                                            sub-paragraph (iii), if the Trustee
                                            has exercised reasonable care in the
                                            selection and supervision of such a
                                            person."

           (d) Clause 3.1(d)(ii) of the Servicing Agreement is deleted and replaced with the following clause 3.1(d)(ii).

                       "(d) if its holding company has a short term rating from S&P of not less than A- and a short term rating from Moody's of not less than A2, and a short term rating from Fitch IBCA of not less than A- not later than the last Business Day of each calendar year during the Term;".

           (e) Clause 3.4 of the Servicing Agreement is amended by deleting the word "may" in the fourth last line of that clause and replacing it with the word "must".

           (f) Clause 6.2(a) of the Servicing Agreement is deleted and replaced with the following clause 6.2(a).

                       "(a) If Westpac has a short term rating of A-1+ from S&P and P-1 from Moody's and A-1+ from Fitch IBCA, or otherwise satisfies the requirements of both Designated Rating Agencies so that any rating given by any Designated Rating Agency in respect of the Notes will not be adversely affected, Westpac must pay the Collections it receives during a Collection Period on the Remittance Date for that Collection Period into the relevant Collection Account."

           (g) Clause 6.2(c), of the Servicing Agreement is deleted and replaced with the following clause 6.2(c).

                       "(c) If Westpac does not have a short term rating of at least A1+ from S&P and at least P-1 from Moody's and at least A1+ from Fitch IBCA, or otherwise does not satisfy the requirements of both of those Designated Rating Agencies so that the rating given by any Designated Rating Agency in respect of the Notes will be adversely affected, then Westpac shall pay all Collections in its

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                                 possession or control into the relevant
                                 Collection Account no later than five Business Days following receipt."

           (h) Clause 8.2(a) of the Servicing Agreement is deleted and replaced with the following clause 8.2(a).

                       "(a) If a Servicer Transfer Event occurs, the Trustee must terminate this Agreement with immediate effect. The Trustee must promptly give notice of that termination to the Trust Manager, the Approved Seller, the Servicer and the Designated Rating Agencies."

           (i) The following is inserted as clause 8.2(d):

                       "(d) If this agreement is terminated in accordance with this clause 8.2, then until the Trustee appoints an Eligible Servicer to be the Servicer, and that Eligible Servicer agrees to act as Servicer, the Trustee shall act as Servicer and is entitled to the fee payable under clause 7 while so acting."

           (j) Clause 8.3 of the Servicing Agreement is amended by deleting the words ", and that" in line two of that clause and replacing them with the word "which".

           (k) Paragraph 5(b)(ii) of schedule 1 to the Servicing Agreement is deleted.

3.         AMENDMENTS LIMITED

           The amendments to the Servicing Agreement set out in this agreement apply only in relation to the Trust, and do not apply in relation to any other Trust (as defined in the Master Trust Deed).

4.         GOVERNING LAW

           This agreement is governed by the laws of the [Australian Capital Territory] and each party submits to the non-exclusive jurisdiction of its courts and the courts exercising jurisdiction in that State.

5.         COUNTERPARTS

           This agreement may be executed in any number of counterparts. All counterparts taken together are deemed to constitute one instrument.


EXECUTED in Sydney.

Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.


SIGNED on behalf of                  )
WESTPAC BANKING CORPORATION          )
by its attorneys in the              )
presence of:                         )


/s/                                         /s/
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Signature                                   Signature


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Print name                                  Print name

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SIGNED on behalf of                  )
THE MORTGAGE COMPANY PTY             )
LIMITED by its attorney              )
in the presence of:                  )

                                            ---------------------------
                                     )      Signature

/s/
---------------------                       ---------------------------
Witness                                     Print name


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Print name


SIGNED on behalf of                  )
WESTPAC SECURITIES                   )
ADMINISTRATION LIMITED               )
by its attorney                      )
in the presence of:                  )
                                            /s/
                                            ---------------------------
                                     )      Signature

/s/
---------------------                       ---------------------------
Witness                                     Print name


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Print name

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